UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2011

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2011, at our 2011 Annual Meeting of Shareholders, our shareholders approved and adopted the Lexington Realty Trust 2011 Equity-Based Award Plan, which we refer to as the 2011 Plan. The amount and nature of the proposed awards under the 2011 Plan have not yet been determined, although the 2011 Plan permits grants of various types of awards.

For a summary of the 2011 Plan, please see our Definitive Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on April 6, 2011. As disclosed in the Current Report on Form -8-K that we filed with the Securities and Exchange Commission on April 27, 2011, the Board of Trustees amended the 2011 Plan to replace “14,700,000” in Section 3(a) of the 2011 Plan with “5,000,000”.

The foregoing description of the 2011 Plan and the summary of the 2011 Plan are qualified in their entirety by reference to the 2011 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.            Financial Statements and Exhibits.

(d)	Exhibits

10.1	Lexington Realty Trust 2011 Equity-Based Award Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: June 22, 2011	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer